EXHIBIT NO. 99.(h) 7

MASTER ADMINISTRATIVE SERVICES AGREEMENT

Amended and Restated

As of January 1, 2008

Exhibit A, as revised:

February 27, 2007 (Addition of MFS Series Trust XIV)

May 1, 2007 (Redesignation of MFS Capital Opportunities Series to MFS Core Equity Series)

June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

June 29, 2007 (Addition of CCA, CXE, CMK, CIF, CXH, CMU)

August 1, 2007 (Termination of MFS Institutional International Research Equity Fund

and

MFS Institutional Municipal Money Market Portfolio)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS

Series Trust XV and Addition of MFS Diversified Target Return Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

May 1, 2008 (Redesignation of MFS Emerging Growth Series as MFS Growth Series)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended Research Core Equity Fund)

Exhibit D, as revised:

January 1, 2008 (Revised Fee Schedule)

As of June 1, 2008

Master Administrative Services Agreement - Exhibit A

Funds

MFS Family of Funds

MFS Series Trust I:

MFS Cash Reserve Fund

MFS Core Equity Fund

MFS Core Growth Fund

MFS New Discovery Fund

MFS Research International Fund

MFS Technology Fund

MFS Value Fund

MFS Series Trust II:

MFS Growth Fund

MFS Series Trust III:

MFS High Income Fund

MFS High Yield Opportunities Fund

MFS Municipal High Income Fund

MFS Series Trust IV:

MFS Government Money Market Fund

MFS Mid Cap Growth Fund

MFS Money Market Fund

MFS Series Trust V:

MFS International New Discovery Fund

MFS Research Fund

MFS Total Return Fund

MFS Series Trust VI:

MFS Global Equity Fund

MFS Global Total Return Fund

MFS Utilities Fund

MFS Series Trust VII:

MFS Series Trust VIII:

MFS Global Growth Fund

MFS Strategic Income Fund

MFS Series Trust IX:

MFS Bond Fund

MFS Inflation-Adjusted Bond Fund

MFS Limited Maturity Fund

MFS Municipal Limited Maturity Fund

MFS Research Bond Fund

MFS Research Bond Fund J

MFS Series Trust X:

MFS Aggressive Growth Allocation Fund

MFS Conservative Allocation Fund

MFS Emerging Markets Debt Fund

MFS Emerging Markets Equity Fund

MFS Floating Rate High Income Fund

MFS Growth Allocation Fund

MFS International Diversification Fund

MFS International Growth Fund

MFS International Value Fund

MFS Moderate Allocation Fund

MFS New Endeavor Fund

MFS Strategic Value Fund

MFS Series Trust XI:

MFS Mid Cap Value Fund

MFS Blended Research Core Equity Fund

MFS Series Trust XII:

MFS Lifetime Retirement Income Fund

MFS Lifetime 2010 Fund

MFS Lifetime 2020 Fund

MFS Lifetime 2030 Fund

MFS Lifetime 2040 Fund

MFS Sector Rotational Fund

MFS Series Trust XIII:

MFS Diversified Income Fund

MFS Government Securities Fund

MFS Series Trust XIV:

MFS Institutional Money Market Portfolio

MFS Series Trust XV:

MFS Diversified Target Return Fund

MFS Municipal Series Trust:

MFS Alabama Municipal Bond Fund

MFS Arkansas Municipal Bond Fund

MFS California Municipal Bond Fund

MFS Florida Municipal Bond Fund

MFS Georgia Municipal Bond Fund

MFS Maryland Municipal Bond Fund

MFS Massachusetts Municipal Bond Fund

MFS Mississippi Municipal Bond Fund

MFS New York Municipal Bond Fund

MFS North Carolina Municipal Bond Fund

MFS Pennsylvania Municipal Bond Fund

MFS South Carolina Municipal Bond Fund

MFS Tennessee Municipal Bond Fund

MFS Virginia Municipal Bond Fund

MFS West Virginia Municipal Bond Fund

MFS Municipal Income Fund

MFS Growth Opportunities Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

II.	MFS Closed-End Funds

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS Special Value Trust

MFS California Insured Municipal Fund

MFS High Income Municipal Fund

MFS InterMarket Income Trust I

MFS Intermediate Grade Municipal Trust

MFS High Yield Municipal Trust

III.	MFS Institutional Funds

MFS Institutional International Equity Fund

MFS Institutional Large Cap Value Fund

MFS Variable Insurance Trust:

MFS Core Equity Series

MFS Global Equity Series

MFS Growth Series

MFS High Income Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS Money Market Series

MFS New Discovery Series

MFS Research Bond Series

MFS Research International Series

MFS Research Series

MFS Strategic Income Series

MFS Total Return Series

MFS Utilities Series

MFS Value Series